Catalyst/MAP Global Capital Appreciation Fund

Class A: CAXAX  Class C: CAXCX

SUMMARY PROSPECTUS

NOVEMBER 1, 2012

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.catalystmutualfunds.com/FundDocuments. You can also get this information at no cost by calling 1-866-447-4228, emailing info@CatalystMutualFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2012 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND

Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	2.29%	2.29%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	3.56%	4.31%
Fee Waiver and/or Expense Reimbursement [2]	(1.99)%	(1.99)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.57%	2.32%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$726	$235
3	$1,430	$1,126
5	$2,154	$2,030
10	$4,059	$4,344

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the period July 29, 2011 (commencement of operations) through to the fiscal year ended June 30, 2012 was 25%.

Principal Investment Strategies:

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance: Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (“the Advisor”).

Sub-Advisor: Managed Asset Portfolios, LLC. serves as the Fund’s Sub-Advisor.

Portfolio Manager: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager and Senior Research Analyst of the Sub-Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.